BUSINESS COMBINATIONS - Purchase Price Allocation (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Non-current assets
Goodwill	$ 104,846	$ 98,926
Current liabilities
Total consideration paid net of cash and cash equivalents acquired	4,137	19,149	$ 16,584
Huddle, Clarice, Dynaflow, WAE, Difier, L4, Ratio and PointSource
Current assets
Cash and cash equivalents	191	2,151
Investments	0	5
Trade receivables	1,066	3,170
Other receivables	45	2,893
Non-current assets
Property and equipment	48	192
Intangibles	173	524
Other receivables	0	151
Goodwill	6,244	33,699
Current liabilities
Trade and other payables	0	(3,310)
Tax liabilities	0	(22)
Payroll and social security	0	(1,295)
Other liabilities	(410)	0
Total consideration paid net of cash and cash equivalents acquired	7,357	38,158
Goodwill expected to not be tax deductible	$ 6,244
Goodwill expected to be deductible for tax purposes		$ 33,699